UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)             October 28, 2008

Adolor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30039	31-1429198
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

700 Pennsylvania Drive, Exton, PA		19341
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:    (484) 595-1500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition.

The information under this caption and contained in the press release attached hereto as Exhibit 99.1 is furnished by Adolor Corporation (the “Company”) in accordance with Securities Exchange Commission Release No. 33-8216. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date of this Current Report, except as shall be expressly set forth by specific reference in such a filing.

On October 28, 2008, the Company issued a press release announcing certain financial results for the quarter ended September 30, 2008.  A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description of Document
99.1	Press Release of the Company dated October 28, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADOLOR CORPORATION

	By	/s/ Stephen W. Webster
	Name:	Stephen W. Webster
	Title:	Sr. Vice President, Finance and Chief Financial Officer

Dated: October 28, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of the Company dated October 28, 2008.